                                                                  Dated as of
                                                               February 10, 2000

The Warnaco Group, Inc.
90 Park Avenue
New York, New York 10016

Attention: Mr. Bill Finkelstein

Dear Sirs:

                      RE:      SUNTRUST BANK ("PARTY A")
                               THE WARNACO GROUP, INC. ("PARTY B")
                               EQUITY FORWARD PURCHASE TRANSACTION

           The purpose of this facsimile is to amend and restate the terms and conditions of the Transaction entered into between Party A and Party B on the Trade Date specified below and amended by agreement of the parties through February 25, 2000 (the "Transaction"). This facsimile constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

           This Confirmation is subject to and incorporates the definitions contained in the 1991 ISDA Definitions, as supplemented by the 1998 Supplement (the "1991 ISDA Definitions"), and the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions") (each as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) (collectively, the "ISDA Definitions"). This Confirmation is also subject to, and incorporates, the definitions contained in Section 14 of the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (the "Section 14 Definitions"), but without any Schedule or other modification thereto, as published by ISDA (the "ISDA Agreement"). In the event of any inconsistency between the ISDA Definitions, the
Section 14 Definitions and this Confirmation, this Confirmation will govern. In the event of any inconsistency between the ISDA Definitions and the Section 14 Definitions, the Section 14 Definitions will govern. Until such time as an ISDA Agreement is entered into between you and us, this Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Upon execution by you and us of an ISDA Agreement, with such ISDA Agreement incorporating such modifications as you and we shall in good faith agree, this Confirmation will supplement, form part of, and be subject to, such ISDA Agreement. All provisions contained in the ISDA Agreement shall, upon its execution, govern this Confirmation except as expressly modified below.

           The following provisions in paragraphs 1 through 5 will govern the Transaction evidenced hereby until such time as an ISDA Agreement is entered into between you and us where upon such provisions shall be replaced by the terms of the ISDA Agreement:

1.         MANNER OF PAYMENTS

Each party will make each payment specified in this Confirmation as being payable by it, not later than the due date for value on that date in the place specified below, in freely transferable funds and in the manner customary for such payments in the required currency. If on any date amounts would otherwise be payable






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


in the same currency by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

2.         DEFAULT

           (a) If, at any time, an Event of Default has occurred and is then continuing with respect to a party hereto (such party being hereinafter referred to as the "Defaulting Party"), then the other party (hereinafter referred to as the "Non-defaulting Party"), shall have the right to early terminate and liquidate the Transaction evidenced hereby, together with all other Specified Transactions entered into between Party A and Party B (collectively the "Terminated Transactions") and determine a net amount due in respect of the Terminated Transactions in accordance with the early termination payment calculation provisions of Section 6(e)(i)(3) of the ISDA Agreement based on a payment measure of Market Quotation and a payment method of Second Method. For purposes of giving effect to the foregoing, the Termination Currency shall be United States Dollars. For purposes hereof, "Event of Default" means, in the context of Party A, (i) the failure to make, when due, any payment required of it under this Confirmation and such failure is not remedied within three Business Days following written notice of such failure, or (ii) the occurrence with respect to Party A of any of the Bankruptcy events set out in Section 5(a)(vii) of the ISDA Agreement. In the context of Party B, "Event of Default" means (i) the failure to make, when due, any payment required of it under this Confirmation and such failure is not remedied within three Business Days following written notice of such failure, (ii) the occurrence with respect to Party B of any of the Bankruptcy events set out in Section 5(a)(vii) of the ISDA Agreement, (iii) the occurrence of an "Event of Default" as such term is defined in a Credit Agreement, dated as of November 17, 1999, made by and among Warnaco Inc., The Warnaco Group, Inc., certain banks and financial institutions, as the "Initial Lenders", The Bank of Nova Scotia and Salomon Smith Barney, Inc., as "Co-Lead Arrangers" and "Co-Book Managers", Citibank, N.A., as "Syndication Agent", Societe Generale and Commerzbank AG, as "Co-Documentation Agents" and The Bank of Nova Scotia as "Administrative Agent", as amended and supplemented from time to time (the "Credit Agreement"), (iv) Party B at any time during the Term hereof effects with one or more counterparties (other than Party A), forward equity purchase transactions pertaining to the purchase of Shares (as defined below) on a forward basis having an aggregate forward purchase price which, when combined with the product of the Number of Shares multiplied by the Forward Price as on the Termination Date (each as defined below), exceeds USD 150,000,000 (the "Forward Price Limit"); provided, however, that an Event of Default shall not be constituted pursuant to this Section 2(a)(iv) unless Party B's breach of the Forward Price Limit is continuing as of the tenth Business Day following the date on which such breach occurred; (v) the joint and several guarantee, dated February 10, 2000, in the form appended hereto as Exhibit A (the "Guarantee") made by the parties set out in the signature page thereof (the "Guarantors") (x) fails or ceases to be in full force and effect prior to the satisfaction by Party B of all of its obligations to Party A hereunder; or (z) any of the Guarantors disaffirms, repudiates or rejects, in whole or in part, or challenges the validity of the Guarantee; (vi) the occurrence of a default, event of default or other similar condition or event (however described) in respect of Party B under any forward equity purchase transaction pertaining to Shares which may now or hereafter be entered into between Party B and any third party and such third party has exercised any rights under such forward equity purchase transaction, which are predicated upon the occurrence of such default, event of default or similar condition or event, to terminate such transaction prior to its scheduled termination date. Party B hereby covenants and agrees to notify Party A immediately upon the occurrence of any such event and the exercise of such termination rights.




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


           (b) The Non-defaulting Party may exercise its right to early termination and liquidate the Terminated Transactions by written notice to the Defaulting Party, which notice shall set forth the amount of the termination payment derived by the Non-defaulting Party as set forth above; provided that, in the event Party A becomes subject to a Bankruptcy in the nature of any one of the events specified in Section 5(a)(vii) (1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), of the ISDA Agreement and any court, tribunal or regulatory authority with competent jurisdiction acting pursuant to any bankruptcy or insolvency law or other similar law affecting Party A makes an order which has or purports to have the effect of prohibiting Party B from terminating the Terminated Transactions at any time after the occurrence of any such events, then the Terminated Transactions shall be deemed to have been terminated immediately upon the occurrence of any of the events specified in
Section 5(a)(vii) (1), (3), (5), (6) or, to the extent analogous thereto, (8) and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition in respect of Section 5(a)(vii) (4) or, to the extent analogous thereto, (8).

           (c) In the event the termination payment derived in accordance with the foregoing represents an amount owing by the Non-defaulting Party to the Defaulting Party, the Non-defaulting Party shall have the right to set off such termination payment against any amounts payable (whether at such time or in the future or upon the occurrence of a contingency) by the Defaulting Party to the Non-Defaulting Party (irrespective of the currency or the place of payment of the obligation) under any other agreement between the Defaulting Party and the Non-Defaulting Party (the "Other Agreement Amount"). For this purpose, the termination payment or the Other Agreement Amount may be converted into the currency in which the other is denominated by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is not then due, such Other Agreement Amount, or part thereof, may be present-valued by the Non-defaulting Party acting in a commercially reasonable manner. If all or part of the Other Agreement Amount is unascertained, the Non-defaulting Party may in good faith estimate such amount and set-off in respect of the estimate subject to accounting to the Defaulting Party when the obligation is ascertained.

3.         BASIC REPRESENTATIONS

           Each of the parties hereto makes to the other each of the "Basic Representations" contained in Section 3(a) and (c) of the ISDA Agreement.

4.         TRANSFERABILITY

           Neither this Confirmation nor any interest or obligation in or under this Confirmation may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party and any purported transfer in violation hereof shall be void.

5.         JURISDICTION

           The Confirmation will be governed and construed in accordance with the laws of the State of New York, without reference to the choice of law doctrine. With respect to any suit, action or proceedings relating to this Confirmation ("Proceedings"), each party irrevocably:

           (i) submits to non-exclusive jurisdiction of the courts of the State of New York; and

           (ii) waives any objection which it may have at any time to the laying of venue of any

                  Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Confirmation precludes either party from bringing Proceedings in any other jurisdiction nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

6.         TERMS

           The terms of the particular Transaction to which this Confirmation relates are as follows:

I.         General Terms

           Trade Date:                      February 10, 2000

           Effective Date:                  February 10, 2000

           Termination Date:                August 31, 2002

           Optional Termination Date:       Any Business Day during the Term
                                            hereof after the Accumulation Period
                                            End Date, as selected by Party B in
                                            accordance with the Notice provision
                                            of the Settlement Terms set out
                                            below, provided that Party B may
                                            designate no more than four Optional
                                            Termination Dates per Calculation
                                            Period; provided further, however,
                                            that in the event Party B designates
                                            an Optional Termination Date in
                                            respect of which Party B has elected
                                            settlement in accordance with the
                                            Net Share Settlement or Cash
                                            Settlement provisions set out below,
                                            Party B shall not designate any
                                            further Optional Termination Dates
                                            in respect of which Party B intends
                                            to elect settlement by way of Net
                                            Share Settlement or Cash Settlement
                                            until such time as the settlement
                                            process specified below (including
                                            the Make-whole provisions) in
                                            respect of the initial Optional
                                            Termination Date has been completed.
                                            If Party B elects an Optional
                                            Termination Date within 90 days
                                            after the Accumulation Period End
                                            Date, Party B shall pay Party A on
                                            the settlement date for such
                                            Optional Termination Date, an amount
                                            equal to USD 50,000 times the
                                            Relevant Share Number divided by the
                                            Number of Shares as of the
                                            Accumulation Period End Date.

         Forward Purchase Seller:           Party A

         Forward Purchase Buyer:            Party B

         Exchange:                          New York Stock Exchange

         Shares:                            The Warnaco Group, Inc. common
                                            shares, par value $0.01 (Exchange
                                            designation "WAC"), CUSIP No.
                                            934390105, quoted in USD on the
                                            Exchange.


         Accumulation Period:               The period commencing on and
                                            including the Effective Date to and
                                            including the earlier of (x) the
                                            date by which Party A, or any party
                                            related to Party A which has been
                                            designated by Party A to acquire
                                            Shares in respect of this
                                            Transaction (the "Hedge Entity"),
                                            has, by means of one or more
                                            purchase transactions effected on
                                            the Exchange through such period,
                                            accumulated 2,600,000 Shares; or (y)
                                            the third Business Day following the
                                            date on which Party B's notice to
                                            Party A, given in accordance with
                                            Section 12 of the ISDA Agreement,
                                            requesting the termination of the
                                            Accumulation Period becomes
                                            effective in accordance with Section
                                            12 (the date on which such
                                            accumulation is achieved, such
                                            aggregate purchase price is
                                            incurred, or the third Business Day
                                            following the effective date of such
                                            notice (whichever is sooner) being
                                            the "Accumulation Period End Date").
                                            Notwithstanding the foregoing, Party
                                            B shall have no right to terminate
                                            the Accumulation Period until Party
                                            A has accumulated at least 1,000,000
                                            Shares.

                                            Party A shall provide to Party B, no
                                            sooner than the third and no later
                                            than the fifth Business Day
                                            following the trade date of each
                                            purchase transaction, notice setting
                                            out the purchase transaction
                                            effected by Party A or the Hedge
                                            Entity on the relevant trade date.
                                            Party A shall notify Party B of
                                            Party A's calculation of the Initial
                                            Price on or before the third
                                            Business Day following the
                                            Accumulation Period End Date.

         Number of Shares:                  In respect of any Business Day
                                            within the Term hereof, the
                                            aggregate number of Shares yielded
                                            pursuant to Party A's or the Hedge
                                            Entity's purchase program as
                                            referenced in the "Accumulation
                                            Period" provision above, less the
                                            aggregate of the Relevant Share
                                            Numbers for all previous partial
                                            settlements (as contemplated by the
                                            Settlement Terms) effected prior to
                                            the relevant date of determination.

         Business Days:                     London and New York

         Period End Dates:                  The Period End Dates shall be the
                                            last Business Day of February, May,
                                            August and November, beginning after
                                            the Accumulation Period End Date, up
                                            to and including the Termination
                                            Date or the Optional Termination
                                            Date.

         Overnight Rate:                    "Fed Funds O/N" ASK (offer) rate as
                                            quoted on Telerate Page 4833 as of
                                            16:10 (New York time) on the
                                            relevant day of determination.

         Spread:                            Plus 137.5 basis points (1.375%);
                                            provided, however, that if at any
                                            time during the Term hereof Party B
                                            enters into a transaction with any
                                            other counterparties having terms
                                            which are substantially




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



                                            similar to the terms hereof, the
                                            Spread applicable to this
                                            Transaction shall be the higher of
                                            (i) the Spread set out above, or
                                            (ii) the Spread provided for in such
                                            similar transaction.

         Daily Forward Amount:              For each day of the Accumulation
                                            Period, the Calculation Agent shall
                                            determine an amount (the "Daily
                                            Forward Amount") in accordance with
                                            the following formula:

                                            [Daily Forward Amount i-1+
                                            (Number of Settled Shares i x
                                            WAP i)] x [1 + (Accumulation
                                            Period Floating Rate i / 360)]

                                            where, "Daily Forward Amount i-1"
                                            means the Daily Forward Amount
                                            determined in respect of the day
                                            preceding the relevant day of
                                            determination, "Number of Settled
                                            Shares i" means the number of
                                            Shares settled by Party A or the
                                            Hedge Entity on the relevant date of
                                            determination; "WAP i" means the
                                            weighted average of the respective
                                            purchase prices per Share, each in
                                            USD, including a commission of USD
                                            0.045 per Share, of all Share
                                            purchase transactions settled by
                                            Party A or the Hedge Entity on the
                                            relevant date of determination,
                                            which weighted average shall be
                                            determined by multiplying each
                                            purchase price by the number of
                                            Shares to which such purchase price
                                            is applicable, aggregating the
                                            products thereof and dividing such
                                            sum by the total number of purchased
                                            Shares; and "Accumulation Period
                                            Floating Rate i" means the
                                            Overnight Rate in effect as of the
                                            relevant date of determination, plus
                                            the Spread noted above. For purposes
                                            of giving effect to the foregoing,
                                            Overnight Rate for any day that is a
                                            not Business Day shall be the
                                            Overnight Rate in effect on the
                                            first Business Day preceding such
                                            day.

         Initial Price:                     The Initial Price shall be the Daily
                                            Forward Amount determined in respect
                                            of the Accumulation Period End Date
                                            divided by the Number of Shares.

         Forward Period:                    The period commencing on, but
                                            excluding, the Accumulation Period
                                            End Date, to but excluding the
                                            Termination Date.

         Forward Rate:                      "Zero Coupon USD Swap Rate" quoted
                                            on the day which is two London
                                            Banking Days prior to the first
                                            Business Day of the Forward Period
                                            (the "Determination Date"), for a
                                            Designated Maturity equal to the
                                            actual number of days in Forward
                                            Period, plus Spread.

         Zero Coupon
         USD Swap Rate:                     The fixed rate of interest (a) that
                                            would be paid by the Fixed Rate
                                            Payer on a USD interest rate swap in
                                            which (i) the Floating Rate Payer
                                            makes quarterly payments, in
                                            arrears, on the Period End Dates at
                                            the 3-month USD-LIBOR-BBA rate
                                            (appropriately interpolated in the
                                            event the first Calculation Period
                                            following the




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



                                            Accumulation Period is less than
                                            three months); (ii) the Fixed Rate
                                            Payer's payments are compounded
                                            quarterly and paid on the
                                            Termination Date only; (iii) the Day
                                            Count Fraction for both Fixed and
                                            Floating Rate Payers is Actual / 360
                                            and (b) which would impart to same
                                            swap a mark-to-market value of zero
                                            at inception.

         Forward Price:                     The Forward Price on each Optional
                                            Termination Date or the Termination
                                            Date, shall be calculated as
                                            follows:

                                            [1 + (Forward Rate x Day
                                            Count / 360)] x Initial Price

                                            where "Day Count" is the number of
                                            days in the period commencing on and
                                            including the Accumulation Period
                                            End Date to but excluding the
                                            Optional Termination Date or
                                            Termination Date, as applicable.

II.   Settlement Terms

         Settlement:                        This Transaction may be settled, in
                                            whole or in part, on any Optional
                                            Termination Date, and, in the event
                                            of a partial settlement, the
                                            unsettled portion shall remain,
                                            during the Term hereof, a
                                            Transaction for purposes of the ISDA
                                            Agreement. Otherwise, this
                                            Transaction shall terminate, and the
                                            each party's obligations in respect
                                            thereof shall be settled as provided
                                            for herein following the occurrence
                                            of the Termination Date. Settlement
                                            shall be effected in accordance with
                                            the settlement mechanism selected by
                                            Party B in its notice given in
                                            accordance with the Notice provision
                                            set out below. All partial
                                            settlements shall be effected in a
                                            minimum amount of 100,000 Shares and
                                            additional integral multiples of
                                            1000 Shares.

         Relevant Share Number:             The Number of Shares or, in the
                                            context of any partial settlement to
                                            be effected on any Optional
                                            Termination Date, the number of
                                            Shares specified or deemed specified
                                            by Party B in its notice given
                                            pursuant to the Notice provision set
                                            out below.

         Physical Settlement:               Where Physical Settlement is
                                            applicable, on the Optional
                                            Termination Date or Termination
                                            Date, Party A or its Hedge Entity
                                            shall deliver to Party B Shares
                                            equal to the Relevant Share Number,
                                            and Party B shall pay to Party A an
                                            amount, in USD, equal to the product
                                            of the Forward Price, as determined
                                            on the Optional Termination Date or
                                            the Termination Date, as applicable,
                                            multiplied by the Relevant Share
                                            Number (the "Settlement Price"). Any
                                            delivery made pursuant to this
                                            provision shall be on a delivery
                                            versus payment basis and the due
                                            date of such delivery shall be
                                            subject to adjustment in accordance
                                            with Section 6.2 of the Equity
                                            Definitions in the event of the
                                            occurrence of a Settlement
                                            Disruption Event.







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


         Disposition Period:                Where Cash Settlement or Net Share
                                            Settlement is elected or otherwise
                                            applies, on the Optional Termination
                                            Date or Termination Date (as
                                            applicable) (the "Commencement
                                            Date"), Party A or the Hedge Entity
                                            shall commence selling the Shares
                                            acquired by Party A or the Hedge
                                            Entity during the Accumulation
                                            Period. The following definitions
                                            will apply to this sale program. (I)
                                            "Final Trading Date": the earlier of
                                            (1) the date on which Party A, or
                                            the Hedge Entity, has effected
                                            transactions on the Exchange by
                                            which it has completed the sale of
                                            Shares equal to the Relevant Share
                                            Number, (2) the 90th calendar day
                                            following the Commencement Date,
                                            and, in the case of Net Share
                                            Settlement only, (3) the date on
                                            which Party A, or the Hedge Entity,
                                            has effected transactions on the
                                            exchange such that the Daily
                                            Settlement Amount (as defined below)
                                            is an amount less than or equal to
                                            zero (a "Zero Settlement Amount");
                                            provided, however, that Party A and
                                            the Hedge Entity shall be deemed not
                                            to have effected transactions such
                                            that the absolute value of a
                                            negative Daily Settlement Amount is
                                            equal to or greater than the closing
                                            price for one Exchange Board Lot
                                            (100) of Shares, as reported by the
                                            Exchange in respect of the Final
                                            Trading Date. (II) "Final Settlement
                                            Date": the day on which any sale
                                            transaction effected on the Exchange
                                            on the Final Trading Date would
                                            settle. (III) "Disposition
                                            Settlement Day": each day of the
                                            period commencing on, and including,
                                            the Commencement Date to, and
                                            including, the Final Settlement
                                            Date. (IV) "Disposition Trading
                                            Day": in respect of any Disposition
                                            Settlement Day, the day on which any
                                            sale transaction effected on the
                                            Exchange that settles on such
                                            Disposition Settlement Day is
                                            effected. (V) "Disposition Period":
                                            the period beginning with the
                                            Commencement Day, and continuing up
                                            to and including the Final
                                            Settlement Date. Notwithstanding the
                                            foregoing, the Disposition Period
                                            shall not be less than 15 days and
                                            Party A shall, in effecting sales,
                                            observe the volume constraints
                                            prescribed by Rule 10b-18 under the
                                            Securities Exchange Act of 1934 as
                                            if those constraints applied to
                                            sales of securities.

         Daily Settlement Amount:           Where Cash Settlement or Net Share
                                            Settlement is applicable, for each
                                            day beginning with the Commencement
                                            Day, Party A shall determine an amount
                                            (the "Daily Settlement Amount"), in
                                            USD, in accordance with the
                                            following formulae:

                                            SA 0 = Forward Price x Relevant Share
                                            Number SA i = SA i-1 x (1+ ON i-1/360)
                                            - Number of Settled Shares i x P i

                                            where "Number of Settled Shares i"
                                            means the number of Shares the sale
                                            of which is settled by Party A or
                                            its Hedge Entity, on the relevant
                                            day of determination, "P i" means the
                                            greater of (a) the weighted average
                                            of the sale prices per Share,
                                            including a






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



                                            commission of USD 0.045 per Share,
                                            of all Share sale transactions
                                            settled by Party A or the Hedge
                                            Entity on the relevant day of
                                            determination and (b) the modified
                                            volume-weighted average per-Share
                                            price as determined by means of the
                                            Bloomberg service, for trading in
                                            the Shares on the Disposition
                                            Trading Day whose corresponding
                                            Disposition Settlement Day is the
                                            relevant day of determination, and
                                            adjusted by Party A to (i) include a
                                            commissions of USD 0.045 per Share
                                            (ii) exclude the first trade in the
                                            Shares effected on the Exchange on
                                            such Disposition Trading Day; and
                                            (iii) exclude all trades in Shares
                                            effected on the Exchange on such
                                            Disposition Trading Day within 60
                                            minutes of the close of trading on
                                            such day, "SA 0" means the Daily
                                            Settlement Amount determined in
                                            respect of the Commencement Date,
                                            Forward Price is as determined on
                                            the Optional Termination Date or the
                                            Termination Date, as applicable,
                                            "SA i" means the Daily Settlement
                                            Amount determined in respect of the
                                            relevant day of determination,
                                            "SA i-1" means the Daily Settlement
                                            Amount determined for the day
                                            preceding the relevant day of
                                            determination, and ON i-1 means a
                                            rate of interest equal to the
                                            Overnight Rate in effect as of the
                                            day preceding the relevant day of
                                            determination, plus the Spread.

                                            The Daily Settlement Amount
                                            determined in respect of the Final
                                            Settlement Date shall be the Final
                                            Settlement Amount. For purposes of
                                            giving effect to the foregoing,
                                            "Number of Settled Sharesi" and
                                            "VWAP i" shall be deemed to be zero
                                            on any day in the Disposition Period
                                            which is not an Exchange Business
                                            Day.

         Notice of Sale Transactions:       Party A shall provide to Party B, on
                                            or before the first Business Day
                                            following the trade date of each
                                            sale transaction, notice setting out
                                            the sale transactions effected by
                                            Party A or the Hedge Entity on the
                                            relevant trade date and Party A's
                                            calculation of the Daily Settlement
                                            Amount in respect of such trade
                                            date.

         Cash Settlement:                   Where Cash Settlement is applicable,
                                            if the Final Settlement Amount as
                                            determined above is negative, Party
                                            A shall pay to Party B the absolute
                                            value of such amount on the Final
                                            Settlement Date. If such amount is
                                            positive, Party B shall pay to Party
                                            A such amount on the later of (i)
                                            the Final Settlement Date or (ii)
                                            the first Business Day following the
                                            date on which Party A's notice to
                                            Party B that such Final Settlement
                                            Amount is owing by Party B becomes
                                            effective in accordance with Section
                                            12 of the ISDA Agreement.

         Net Share Settlement:              Where Net Share Settlement is
                                            applicable, if the Final Settlement
                                            Amount is a Zero Settlement Amount,
                                            then Party A or its Hedge Entity
                                            shall deliver to Party B (1) Shares
                                            equal in number to the number of
                                            unsold Hedge Shares, and (2) the
                                            absolute value of the Final
                                            Settlement Amount, in USD, on or
                                            before the Net Share




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



                                            Settlement Date. If the Final
                                            Settlement Amount is positive, Party
                                            A shall determine a number of Shares
                                            (the "Initial Settlement Number") in
                                            accordance with the following
                                            formula:

                                            Final Settlement Amount / Closing
                                                           Price

                                            where "Closing Price" is the closing
                                            price of the Shares as reported by
                                            the Exchange on the Final Settlement
                                            Date, and Party B shall, at its
                                            option, either (i) deliver to Party
                                            A Shares equal in number to such
                                            Initial Settlement Number (such
                                            Shares being the "Settlement
                                            Shares") or (ii) pay to Party A an
                                            amount in USD equal to the Final
                                            Settlement Amount, on or before the
                                            Net Share Settlement Date.

                                            If, pursuant to the preceding
                                            paragraph, Party B has elected to
                                            deliver Settlement Shares, on the
                                            Net Share Settlement Date, Party A
                                            or its Hedge Entity shall commence
                                            selling the Settlement Shares and
                                            shall continue calculating the Daily
                                            Settlement Amount as specified
                                            above. On each day until the earlier
                                            of 90 calendar days following the
                                            Net Share Settlement Date or the day
                                            on which the Daily Settlement Amount
                                            is a Zero Settlement Amount, (such
                                            day being the "Make-Whole Period End
                                            Date" and the period commencing on
                                            the Net Share Settlement Date up to
                                            such day being the "Make-Whole
                                            Period"), Party A shall calculate
                                            (i) an amount (the "Daily Make-Whole
                                            Amount") according to the formula:

                                                 Daily Settlement Amount -
                                                 Closing Price x
                                                 Remaining Number of Shares

                                            and (ii) a number of shares (the
                                            "Daily Make-Whole Number") according
                                            to the formula:

                                                 Daily Make-Whole Amount /
                                                 Closing Price

                                            where "Closing Price" is the closing
                                            price of the Shares as reported by
                                            the Exchange on the day of
                                            determination, and Remaining Number
                                            of Settlement Shares is (i) the
                                            Initial Settlement Number; (ii)
                                            minus the aggregate of all Shares
                                            sold, on a settlement basis,
                                            pursuant to this provision during
                                            the Make-Whole Period, (iii) plus
                                            the aggregate of all Make-Whole
                                            Shares, as defined below, delivered
                                            to Party A pursuant to this
                                            provision (iv) minus the aggregate
                                            of all Shares delivered by Party A
                                            to Party B as required below in the
                                            event of a negative Daily Make-Whole
                                            Amount. If, on (a) the tenth
                                            Business Day following the Net Share
                                            Settlement Date and any following
                                            tenth Business Day during the
                                            Make-Whole Period, the Daily
                                            Make-Whole Amount is greater than
                                            1,000,000, or (b) on any Business
                                            Day during the Make-Whole Period the
                                            Daily Make-Whole Amount is greater
                                            than 4,000,000,











                                       10


                                            Party B shall either (i) deliver to
                                            Party A, Shares equal in number to
                                            the Daily Make-Whole Number (such
                                            Shares being the "Make-Whole
                                            Shares") on or before the first
                                            Business Day following the relevant
                                            day of demand; or, at the option of
                                            Party B, (ii) pay to Party A an
                                            amount in USD equal to the Daily
                                            Make-Whole Amount to be paid on or
                                            before the first Business Day
                                            following such day of demand. In the
                                            event that Party B elects option
                                            (ii), then the Daily Settlement
                                            Amount shall be adjusted downwards
                                            by the Daily Make-Whole Amount on
                                            the day Party A receives the full
                                            payment. If (x) on any tenth
                                            Business Day following the Net Share
                                            Settlement Date and any following
                                            tenth Business Day during the
                                            Make-Whole Period, the Daily
                                            Make-Whole Amount is negative and
                                            its absolute value is greater than
                                            1,000,000, or (y) on any Business
                                            Day during the Make-Whole Period,
                                            the Daily Make-Whole Amount is
                                            negative and its absolute value is
                                            greater than 4,000,000, Party A
                                            shall, on or before the following
                                            Business Day, deliver to Party B
                                            Shares equal in the number to the
                                            absolute value of the Daily
                                            Make-Whole Number.

                                            On the first Business Day following
                                            the Make-Whole Period End Date (the
                                            "Final Make-Whole Settlement Day"),
                                            Party A will deliver to Party B,
                                            shares equal in number to the
                                            Remaining Number of Settlement
                                            Shares. If the Daily Settlement
                                            Amount, on the Make-Whole Period End
                                            Date (being the "Final Make-Whole
                                            Amount") is positive, then Party B
                                            shall pay to Party A on the Final
                                            Make-Whole Settlement Day an amount
                                            in USD equal to the Final Make-Whole
                                            Amount. If the Final Make-Whole
                                            Amount is negative, then Party A
                                            shall pay to Party B an amount in
                                            USD equal to the absolute value of
                                            the Final Make-Whole Amount.

         Break Funding Amount:              On any Optional Termination Date,
                                            Party A shall calculate the Break
                                            Funding Amount. If the Break Funding
                                            Amount is positive, then, in
                                            addition to any other amount then
                                            payable by Party B, Party B shall
                                            also pay to Party A, on such date,
                                            the Break Funding Amount. If the
                                            Break Funding Amount is negative,
                                            then Party A shall pay to Party B,
                                            on such date, the absolute value of
                                            the Break Funding Amount. For
                                            purposes, hereof, "Break Funding
                                            Amount" means the amount, determined
                                            by Party A in a commercially
                                            reasonable manner, equal to (1) the
                                            mark-to-market value to Party A as
                                            of the Optional Termination Date, of
                                            a swap incorporating the terms set
                                            out in the definition of Zero Coupon
                                            USD Swap Rate as if (i) Party A were
                                            the Floating Rate Payer, (ii) the
                                            Notional Amount were equal to the
                                            Initial Price multiplied by the
                                            Relevant Share Number; (iii) the
                                            original term of such swap were
                                            equal to the Term hereof, and (iv)
                                            no amounts then due under such swap
                                            remain unpaid, minus (2) an amount
                                            equal to the Relevant Share Number
                                            multiplied by the difference between
                                            the Zero Spread Forward Price
                                            calculated as of the relevant
                                            Optional Termination




                                       11


                                            Date and the Initial Price, where
                                            "Zero Spread Forward Price " is
                                            calculated in the same manner as the
                                            Forward Price but for a Spread of
                                            0%.

         Net Share Settlement Date:         The second Clearance System Business
                                            Day following the Final Settlement
                                            Date, subject to adjustment in
                                            accordance with Section 6.2 of the
                                            Equity Definitions in the event of
                                            the occurrence of a Settlement
                                            Disruption Event.

         Notice:                            In the event Party B intends to
                                            effect a settlement on any Optional
                                            Termination Date, Party B shall
                                            provide Party A with prior written
                                            notice of its intention to exercise
                                            its rights to settle this
                                            Transaction on such Optional
                                            Termination Date and such notice
                                            must become effective in accordance
                                            with Section 12 of the ISDA
                                            Agreement on or before the 3rd day
                                            preceding the Optional Termination
                                            Date on which Party B intends to
                                            effect a settlement. If Party B's
                                            notice does not become effective on
                                            or before such 3rd day, Party B
                                            shall be deemed to have elected to
                                            effect a settlement on the next
                                            following Optional Termination Date;
                                            provided, however, that no such
                                            notice may be given (i) on any day
                                            during the Accumulation Period; or
                                            (ii) following the occurrence of an
                                            Event of Default with respect to
                                            Party B. Other than in the context
                                            of any partial settlement, Party B
                                            shall indicate in such notice
                                            whether settlement will be by
                                            Physical Settlement, Cash Settlement
                                            or Net Share Settlement. In the
                                            context of any partial settlement,
                                            Party B shall specify the number of
                                            Shares in respect of which
                                            settlement will be effected. If such
                                            notice does not so specify the
                                            manner of settlement, Physical
                                            Settlement shall apply and if such
                                            notice does not specify the number
                                            of Shares in respect of which
                                            settlement will be effected, Party B
                                            shall be deemed to have elected to
                                            effect settlement in respect of the
                                            full Number of Shares then in
                                            effect. If Party B wishes, in the
                                            context of the Termination Date, to
                                            effect settlement otherwise than by
                                            Physical Settlement, Party B shall
                                            so notify Party A and such notice
                                            must become effective in accordance
                                            with Section 12 of the ISDA
                                            Agreement on or before the 3rd day
                                            prior to the Termination Date
                                            failing which Party B shall be
                                            deemed to have elected to utilize
                                            Physical Settlement.

Inability to Sell/Purchase Shares:          If, in the context of Net Share
                                            Settlement, Cash Settlement, or any
                                            other provision hereof which, in
                                            order to give effect thereto,
                                            requires Party A to sell Shares
                                            (other than to Party B), (1) Party A
                                            is unable to effect a sale by any
                                            reasonably economic, viable or
                                            practicable means, including a
                                            private placement transaction, of
                                            the requisite number of Shares on or
                                            before the Final Trading Day for
                                            purposes of determining the Final
                                            Settlement Amount for any reason
                                            including, without limitation,
                                            because such Shares have a
                                            prospectus delivery requirement and
                                            Party B is unable to provide Party A
                                            with a current prospectus, or (2)
                                            the Disposition Period otherwise
                                            expires prior to Party A being able
                                            to effect the



                                       12


                                            necessary sales, then, Party B shall
                                            be deemed to have elected Physical
                                            Settlement with respect to the
                                            unsold portion of such requisite
                                            number of Shares, and Party B shall,
                                            within one Business Day of the date
                                            it is advised by Party A that a sale
                                            of all such Shares was not effected,
                                            repurchase the unsold Shares, for
                                            USD, in an amount per Share that,
                                            when combined with all amounts
                                            received by Party A for all effected
                                            sales of Shares, results in Party A
                                            receiving an amount equal to the
                                            amount Party A would have received
                                            had Physical Settlement been
                                            elected. If, in the context of
                                            Physical Settlement or the
                                            application of the Registration of
                                            Shares provision or any other
                                            provision of this Confirmation
                                            which, in order to give effect
                                            thereto, requires delivery of Shares
                                            to Party B by Party A, Party B is
                                            unable, due to the application of
                                            applicable law, at the relevant time
                                            to take delivery of such Shares, a
                                            Termination Event shall be deemed to
                                            have occurred for purposes of the
                                            ISDA Agreement and in respect of
                                            which (i) Party B shall be the
                                            Affected Party, (ii) this
                                            Transaction shall be the only
                                            Affected Transaction, (iii) and the
                                            payment measure shall be Loss (as
                                            such terms are defined in the ISDA
                                            Agreement).

         Good Delivery:                     Any party required to deliver Shares
                                            hereunder (the Delivering Party")
                                            shall transfer good title to such
                                            Shares, and such Shares shall be
                                            freely transferable (together with
                                            any prospectus required by
                                            applicable law) and free and clear
                                            of any liens, charges, claims and
                                            encumbrances. Delivery shall be
                                            effected by book-entry transfer of
                                            the Shares to an account with The
                                            Depository Trust Company (the
                                            "Clearance System") in the name of
                                            the recipient (or, where escrow
                                            settlement is applicable, the name
                                            of the escrow agent) as is
                                            designated by the recipient.




III.  Dividends

         If on any day during the Term hereof a cash dividend paid by Party B in respect of the Shares the record date of which precedes the Termination Date, is received by Party A or the Hedge Entity, Party A or the Hedge Entity shall pay to Party B an amount equal to such dividend on or before the second Business Day immediately following the date of receipt of such dividend by Party A or the Hedge Entity (such second Business Day being the "Dividend Payment Date"). Upon the request by Party B (which must be recieved by Party A on or before 10:00 a.m. (New York time) on the relevant Dividend Payment Date), Party A shall deliver to Party B the equivalent of such amount in Shares (less a commission of not more than USD 0.045 per Share) which equivalent shall be based upon the price at which Party A is then able (acting reasonably) to purchase Shares plus an amount, in USD, equal to any residual cash in the event that the foregoing amount cannot be fully converted into whole Shares.

IV. Decline in Share Price/Decline in Credit Rating/Termination of Credit Agreement

         In the event that on any Business Day during the Term of this Transaction (other than the Accumulation Period) or on any of the five Business Days preceding such Business Day (i) the closing price per Share as quoted by the Exchange on such day is USD $5.00 or less, (ii) Standard & Poor's Rating Service, a division of McGraw-Hill Inc., reports a rating below BBB-, or no longer assigns a rating, or Moody's Investor Services Inc. reports a rating below Baa3, or no longer assigns a rating, with respect to Party B's Long-Term Debt, or (iii) Party B prepays all amounts outstanding under, and terminates, the Credit Agreement, or provides notice of an intention to prepay all amounts outstanding under, and terminate, the Credit Agreement or all commitments of the Lenders thereunder have terminated or expired, Party A may upon notice to Party B, given in accordance with Section 12 of the ISDA Agreement, and provided an Event of Default or Termination Event has not occurred with respect to Party A or is then continuing (and which, in the context of a Termination Event, renders this Transaction an Affected Transaction) and provided an Early Termination Date has not been designated in respect of this Transaction, elect to terminate this Transaction in its entirety. Party B shall, on or before the first Business Day following the date on which Party A's termination notice becomes effective, notify Party A of the manner in which this Transaction shall be settled (and, failing such notification, Party B shall be deemed to have elected Cash Settlement). If Party B elects Cash Settlement or Net Share Settlement, for purposes of giving effect to such provisions, the commencement of the Disposition Period shall be the first Exchange Business Day following the date on which Party B's election notice became effective. If Party B elects Physical Settlement, settlement shall be effected on the third Business Day following the Election Date in accordance with, and subject to, the Physical Settlement provision set out above. Party B shall provide written notice to Party A of the occurrence of event (ii) above and, in the event Party A is, at the relevant time, no longer Administration Agent under the Credit Agreement, event (iii) above and, for purposes of applying the five-Business Day period referred to above, the date on which Party B's notice becomes effective in accordance with Section 12 of the ISDA Agreement shall be deemed to be the Business Day on which the relevant event occurred; provided, however, that the failure of Party B to so notify Party A of the occurrence of the relevant event shall in no way preclude Party A from invoking termination pursuant to this provision in the event Party A becomes aware of such occurrence by independent means.

         The parties hereto agree that the occurrence of the events (i), (ii) or
(iii) referred to in the preceding paragraph shall in no way be construed as the occurrence of an Event of Default as contemplated by the ISDA Agreement.

         For purposes hereof, "Long-Term Debt" means the then current senior unsecured, non-credit-enhanced, long-term indebtedness issued by Party B.

V.    Adjustments

         For purposes of Article 9 of the Equity Definitions, any reference to the term "Share Swap Transaction" shall be deemed to mean "Forward Purchase Transaction"; provided, however, that "Potential Adjustment Event" shall exclude the declaration or payment of any cash dividends in respect of the Shares.

         Method of Adjustment:              Calculation Agent Adjustment

         Calculation Agent:                 Party A



VI.   Extraordinary Events

         Consequences of Merger Events:

         (a)  Share-for-Share:              Alternative Obligation




                                       14

         (b)  Share-for-Other:              Cancellation and Payment
         (c)  Share-for-Combined:           Alternative Obligation

         Nationalization or Insolvency:     Cancellation and Payment

VII.  Regulatory Event

If during the Term of this Transaction, The Warnaco Group, Inc. effects any action, including any action with respect to its capital structure, the result of which is that Party A, or the Hedge Entity, then owns more of any class of outstanding voting shares of Party B pursuant to this transaction than is permitted by the Bank Holding Company Act of 1956, as amended, or other federal legislation (the "Regulatory Limit"), then, Party A shall so notify Party B and Party B shall be deemed to have elected to partially settle this Transaction but only to the extent to which the Number of Shares exceeds the Regulatory Limit (which excess shall be the Relevant Share Number for purposes of the Settlement terms set out above). If Party B elects Physical Settlement, the relevant portion of this Transaction shall be settled on the first Business Day following the Election Date subject to adjustment in accordance with Section 6.2 of the Equity Definitions in the event of the occurrence of a Settlement Disruption Event (such Business Day being the Physical Settlement Date). Party B shall specify the mode of settlement on or before the first Business Day (the "Election Date") following the date on which Party A's notice to Party B became effective failing which Party B shall be deemed to have elected Physical Settlement. If Party B elects Net Share Settlement or Cash-Settlement, for purposes of giving effect thereto, the number of Shares to be sold shall be the Relevant Share Number and the Commencement Date of the Disposition Period shall be deemed to be the first Exchange Business Day following the Election Date. In addition to any other amount then payable by Party B, Party B shall also pay to Party A, on (i) the Physical Settlement Date, in the context of a Physical Settlement election; or (ii) on the Net Share Settlement Date, in the context of a Net Share or Cash Settlement election, the Break Funding Amount as defined above except that the reference therein to "Optional Termination Date" shall mean the Election Date.


VIII. Registration of Shares

Notwithstanding any other provision hereof (including, without limitation, any election of Net Share Settlement or Cash Settlement by Party B but excluding any election by Party B of Net Share Settlement or Cash Settlement under "Decline in Share Price/Decline in Credit Rating" above), unless both parties hereto conclude that a public sale of the Shares acquired by it or the Hedge Entity in connection with this Transaction does not require registration under the Securities Act of 1933 (the "Securities Act"), which conclusion shall be communicated by each party to the other, by means of any of the methods specified in Section 12 of the ISDA Agreement, as promptly as is reasonable practicable, and in any event by the first Business Day following a Termination Date or Optional Termination Date, as applicable, Physical Settlement shall apply with respect to such Termination Date or Optional Termination Date unless the following conditions have been satisfied: (i) on the Optional Termination Date or Termination Date (or, in the context of a Regulatory Event, the Election
Date), as the case may be, a registration statement (a "Registration Statement") naming as selling shareholders Party A and the Hedge Entity and covering the public resale of all Shares held by Party A or the Hedge Entity to hedge this Transaction and all Shares deliverable by Party B to Party A pursuant to the Net Share Settlement provisions hereof (collectively, the "Registrable Shares") shall have been filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act, and no stop order shall be in effect with respect to such Registration Statement; (ii) a printed prospectus relating to the Registrable Shares (including any prospectus supplement thereto and amendments thereof, a "Prospectus") shall have been delivered to Party A and the Hedge Entity






                                       15
in such quantities as Party A shall have requested no later than the Optional Termination Date, Termination Date or Election Date; (iii) the Registration Statement and the Prospectus shall be in form and substance reasonably satisfactory to Party A; (iv) no later than the Exchange Business Day before the Optional Termination Date, Termination Date or Election Date, Party A and Party B shall have entered into an agreement (a "Transfer Agreement") in connection with the public resale of the Registrable Shares by Party A and the Hedge Entity substantially similar to underwriting agreements customary for underwritten offerings of equity securities, in form and substance reasonably satisfactory to Party A and Party B, providing for (without limitation): indemnification of, and continuation in connection with the liability of, Party A and the Hedge Entity, the delivery of customary opinions of counsel and accountants "comfort letters", the continuous effectiveness of the Registration Statement until the fortieth day after the Optional Termination Date, Termination Date or Election Date, or if earlier, such time as all Registrable Shares have been resold pursuant thereto and all expenses in connection with such resale, including all registration costs and all fees and expenses of counsel for each of Party A and Party B, have been paid by Party B; (v) Party A and the Hedge Entity shall have been afforded a reasonable opportunity to conduct a due diligence investigation with respect to The Warnaco Group, Inc. customary in scope for underwritten offerings of equity securities, and acceptance of the results of such investigation by Party A and the Hedge Entity cannot be unreasonably withheld;
(vi) all conditions to the obligations of each party under the Transfer Agreement shall have been satisfied or waived no later than the Optional Termination Date, Termination Date or Election Date, and (vii) the representations and warranties of Party B set forth herein and in the Transfer Agreement shall be true and correct on the date of delivery of Registrable Shares to purchasers of such Shares as though made at such time, and Party B shall have performed all its obligations set forth herein and in such Transfer Agreement to be performed by such time.

If, in the context of the Decline in Share Price/Decline in Credit Rating/ Termination of Credit Agreement provision, Party B has elected Cash Settlement or in the event Party B has elected Net Share Settlement and Party B is required to deliver Shares to Party A and any condition specified in items (i)-(vii) of the previous paragraph shall not have been satisfied in the manner and at the times specified therein, Party A may determine to (a) have some or all Registrable Shares sold in one or more transactions exempt from the registration requirements of the Securities Act, or (b) extend this Transaction in order to give Party B more time to satisfy such conditions. If Party A chooses the action set forth in clause (a) above, Party B shall pay all costs of such sales by Party A, including, without limitation, any applicable sales or purchase taxes, transfer taxes and commissions. If Party A chooses the action set forth in clause (b) above, the Calculation Agent will in its reasonable discretion adjust the terms hereof to take into account any additional costs to Party A and the Hedge Entity of such extension.

7.       ADDITIONAL REPRESENTATIONS

         Each party will be deemed to represent to the other on the date of this Confirmation that, with respect to this Transaction (1) It is entering into this Transaction for its own account and not with a view to transfer, resale or distribution, (2) it is an "accredited investor" within the meaning of Rule 510(a) of Regulation D under the Securities Act and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this Transaction, and (3) it understands and acknowledges that this Transaction may involve the purchase or sale of a "security" as defined in the Securities Act and the securities laws of certain states, and that any such security has not been registered under the Securities Act or the securities laws of any state and, therefore, may not be sold, pledged, hypothecated, transferred or otherwise disposed of unless such security is registered under the Securities Act and any applicable state securities law, or an exemption from registration is available.





                                       16

8.       ADDITIONAL REPRESENTATIONS AND COVENANTS

         (a)      Party B Representations

         Party B represents to Party A that (1) as of the Trade Date hereof, it is not in possession of any material non-public information with respect to itself; (2) as of the Trade Date hereof, it is not entering into this Transaction for the purpose of manipulating the market price or value of the Shares; (3) as of the Trade Date hereof, no "restricted period" for purposes of Rule 102 of Regulation M under the Securities Exchange Act of 1934 (respectively, "Regulation M" and the "Exchange Act") and no tender offer for Shares (whether by Party B or any other third party) is in effect or (or in the case of a tender offer by Party B) has been in effect within the preceding ten Business Days; and (4) it is entering into this Transaction in connection with its Share repurchase program which was most recently approved by its board of directors on March 1, 1999 and most recently publicly announced on March 2, 1999, solely for the purposes stated in such board resolution and public disclosure.

         (b)      Party B Covenants

         Party B covenants to Party A that (1) Party B shall not commence a "distribution" (as defined in Regulation M) of Shares or a tender offer for Shares during the Accumulation Period; (2) no "restricted period" for purposes of Rule 102 of Regulation M will be in effect on any day on which Party A is required, pursuant to the terms hereof, to deliver Shares to Party B (any such day being, for purposes of this paragraph, a "Settlement Date", and no tender offer for Shares by Party B will be in effect on any Settlement Date or within the preceding ten Business Days of any day thereof; (3) Party B shall not, and shall cause its affiliated purchasers (as defined in Rule 10b-18 under the Exchange Act) not to, purchase Shares during the Accumulation Period; (4) Party B shall not disclose any material non-public information with respect to itself to Party A without Party A's consent; (5) if at any time during the Disposition Period Party B comes to have possession of material non-public information with respect to itself, Party B will notify Party A that a blackout period is in effect, and when Party B ceases to be in possession of material non-public information, Party B will notify Party A that the blackout period has ended.

         (c)      Party A Covenants

         Party A covenants to Party B that Party A shall not sell, nor make any offers to sell during any blackout period or any restricted period in respect of either of which Party A is in receipt of notice from Party B or Group given in accordance with Section 12 of the ISDA Agreement.

9.       ADDITIONAL AGREEMENT

         Each party agrees that it will comply, in connection with this Transaction and all related or contemporaneous sales and purchases of Shares, with the applicable provisions of the Securities Act, the Exchange Act, and the rules and regulations thereunder, including, without limitation, Rules 10b-5 under the Exchange Act, provided that each party shall be entitled to rely conclusively on any information communicated by the other party concerning such other party's market activities. Party A represents to Party B and agrees that, in effecting the purchase transactions referred to opposite "Accumulation Period", above, Party A shall make bids for and purchases of the Shares only in accordance with the price, volume, timing, and method of bidding and purchasing constraints set forth in Rule 10b-18 under the Exchange Act, as if Party A were the issuer of the Shares and wished to avail itself of the protections afforded by that rule.





                                       17

10.      THIRD PARTY TERMINATION RIGHTS

         Party B hereby covenants and agrees with Party A that in the event that Party B is now or hereafter becomes party to a forward equity purchase transaction pertaining to Shares with any other party and such transaction grants to such other party termination rights which are not included herein or, if included, which may be invoked prior to the time or point at which such termination rights may be invoked by Party A pursuant to the terms hereof (with the exception of item (i) of Section (6)(IV) hereunder, which is specifically excluded from this Section 10), Party B shall immediately notify Party A of the existence of such termination right and this Confirmation shall be deemed to be automatically amended in order to incorporate such termination right (together with all attendant definitions and ancillary provisions contained in such other transaction which may be necessary to give meaning or effect to such termination right) for the benefit of Party A hereunder, mutatis mutandis.

11.      MISCELLANEOUS

         Wire Instructions:    Party A:
                               SunTrust Bank
                               ABA#061000104
                               Account No.: Bond Wire Clearance, 9088000095
                               Attention: Financial Risk Management, Operations

                               Party B:
                               ABA #021000089
                               Citibank N.A.
                               New York, NY
                               for credit to: Warnaco Inc. Account #3846-9277

12.      OFFICES

         (a) The Office of Party A for this Transaction is Atlanta; and

         (b) The Office of Party B for this Transaction is New York.

13.      NOTICE ADDRESSES

Notices and communications under this Confirmation should be addressed to:

For Party A:

         SunTrust Equitable Securities
         303 Peachtree Street, 23rd Floor
         Atlanta, Georgia 30308
         Attn: Fred D. Woolf, Vice President

For Party B:

         The Warnaco Group, Inc.
         90 Park Avenue






                                       18

         New York, New York 10016
         Attn: Carl Deddens
         Telephone: (212) 287-8281

         Please confirm that the foregoing correctly sets forth the terms of our agreement, as amended, by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

                                  Yours truly,

                                  SUNTRUST BANK




                                  By:____________________________
                                  Name:
                                  Title:


Confirmed as of the date first above written:

THE WARNACO GROUP, INC.


By:______________________________
Name:
Title:





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




                                    EXHIBIT A

                                    GUARANTY

     GUARANTY (this "Guaranty"), dated as of February 10, 2000, made by certain of the Persons listed on the signature pages hereof (each Person listed on the signature pages hereof, a "Guarantor" and collectively, the "Guarantors"), in favor of SunTrust Bank (the "Bank").

     PRELIMINARY STATEMENT. The Warnaco Group, Inc., a Delaware corporation, ("Group") has heretofore entered into an Equity Forward Purchase Transaction with the Bank as evidenced by way of a Confirmation, dated as of February 10, 2000, (as amended, modified or supplemented from time to time, the "Transaction"). Group and the Bank may hereafter enter into a 1992 ISDA Master Agreement (Multicurrency - Cross Border), as published by the International Swaps and Derivatives Association, Inc., (such agreement, as it may be amended or supplemented from time to time being the"Master Agreement"). Each Guarantor has derived and will continue to derive substantial direct and indirect benefits from the Transaction . It is a condition precedent to the Bank's obligations under the Transaction that each Guarantor shall have executed and delivered this Guaranty.

     NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Bank to enter into and perform its obligations under the Transaction and, following completion of the Master Agreement, the Master Agreement, each Guarantor agrees, for the benefit of the Bank, as follows:

                                    ARTICLE I

                               GUARANTY PROVISIONS

     SECTION I.1 Guaranty. Each Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably guarantees the full and punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of Group under the Transaction and the Master Agreement which Group has incurred or may incur to the Bank in connection with the Transaction and the Master Agreement and whether for scheduled payments, early termination payments, interest, fees, expenses or otherwise (collectively, the "Obligations"); provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Bank exercise any right, assert any claim or demand or enforce any remedy whatsoever against Group or any other person before or as a condition to the obligations of such Guarantor hereunder.

     SECTION I.2 Acceleration of Guaranty. Each Guarantor agrees that, in the event of the dissolution or insolvency of Group or the dissolution of such Guarantor, or the inability or failure of Group or such Guarantor to pay debts as they become due, or an assignment by Group or such Guarantor for the benefit of creditors, or the commencement of any case or


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


proceeding in respect of Group or such Guarantor under any bankruptcy, insolvency or similar laws, and with respect to any involuntary case or proceeding, such case or proceeding remains undismissed for a period of 30 days, and if any such event shall occur at a time when any of the Obligations may not then be due and payable, such Guarantor will pay to the Bank forthwith the full amount which would be payable hereunder by such Guarantor if all such Obligations were then due and payable.

     SECTION I.3 Guaranty Absolute, etc. This Guaranty shall in all respects be a joint and several, continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of Group have been paid in full and all obligations of each Guarantor hereunder shall have been paid in full. Each Guarantor guarantees that the Obligations of Group will be paid strictly in accordance with the terms of the Transaction, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank. The liability of each Guarantor under this Guaranty shall be joint and several and shall be absolute, unconditional and irrevocable irrespective of:

          (a) any lack of validity, legality or enforceability of the Transaction or the Master Agreement;

          (b) the failure of the Bank

               (i) to assert any claim or demand or to enforce any right or remedy against Group or any other person (including any other guarantor) under the provisions of the Transaction or the Master Agreement or otherwise, or

               (ii) to exercise any right or remedy against any other guarantor of the Obligations;

          (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any of the Obligations;

          (d) any reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and such Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations;

          (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Transaction or Master Agreement;

          (f) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by the Bank securing any of the Obligations; or

          (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of Group, any surety or any guarantor.

     SECTION I.4 Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by the Bank, upon the insolvency, bankruptcy or reorganization of Group, all as though such payment had not been made.

     SECTION I.5 Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Bank exhaust any right or take any action against Group or any other person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

     SECTION I.6 Postponement of Subrogation, etc. None of the Guarantors will exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Obligations. Any amount paid to any such Guarantor on account of any such subrogation rights prior to the payment in full of all Obligations shall be held in trust for the benefit of the Bank and shall immediately be paid to the Bank and credited and applied against the Obligations; provided, however, that if

          (a) a Guarantor has made payment to the Bank of all or any part of the Obligations, and

          (b) all Obligations have been paid in full,

the Bank will execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor. In furtherance of the foregoing, for so long as any Obligations remain outstanding, each Guarantor shall refrain from taking any action or commencing any proceeding against Group (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to the Bank.

     SECTION I.7 Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall:

          (a) be binding upon each Guarantor, and its successors, transferees and assigns; and

          (b) inure to the benefit of and be enforceable by the Bank.

Without limiting the generality of clause (b), the Bank may, to the extent permitted by the terms of the Transaction or the Master Agreement, assign or otherwise transfer (in whole or in part) held by it to any other person or entity, and such other person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to the Bank hereunder.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     SECTION II.1 Representations and Warranties. Each Guarantor hereby represents and warrants unto the Bank:

     SECTION II.1.1 Authority. Each Guarantor has full power and authority to enter into and perform its obligations under this Guaranty.

     SECTION II.1.2 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Guarantor of this Guaranty have been duly authorized by all necessary corporate action (including but not limited to any consent of stockholders required by law or its organizational documents), and do not

          (a) contravene each Guarantor's organizational documents;

          (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting each Guarantor; or

          (c) result in, or require the creation or imposition of, any lien, security interest, encumbrance, pledge or hypothecation on any of such Guarantor's properties.

     SECTION II.1.3 Validity, etc. This Guaranty constitutes the legal, valid and binding obligations of each Guarantor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws affecting creditors' rights generally and general principles of equity.

     SECTION II.1.4 Authorization, Approval, etc. No authorization, consent, approval, or other action by, and no notice to, filing with, or license from, any governmental authority, regulatory body or any other person is required for due execution, delivery or performance by each Guarantor of this Guaranty.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

     SECTION III.1 Credit Support Document. This Guaranty shall constitute a Credit Support Document as contemplated by the Master Agreement.

     SECTION III.2 Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 1.7, this Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns (to the full extent provided pursuant to Section 1.7); provided, however, that such Guarantor may not assign any of its obligations hereunder without the prior written consent of the Bank.

     SECTION III.3 Amendments, etc. No amendment to or waiver of any provision of this

Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION III.4 Notices. All notices and other communications provided to any Guarantor under this Guaranty shall be in writing or by facsimile and addressed, delivered or transmitted to such Guarantor at 90 Park Avenue, New York, New York 10016, Telecopier No.: 212-687-0480, or at such other address or facsimile number as may be designated by such Guarantor in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

     SECTION III.5 No Waiver; Remedies. In addition to, and not in limitation of, and other provision hereof, no failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION III.6 Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION III.7 Setoff. The Bank shall, upon the occurrence of an Event of Default as defined in the Transaction or the Master Agreement, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due) any and all balances, credits, deposits, accounts or moneys of any of the Guarantors then or thereafter maintained with or otherwise held by the Bank. The rights of the Bank under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which the Bank may have.

     SECTION III.8 Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION III.9 Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY, EACH GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK.

     SECTION III.10 Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS

PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK ENTERING INTO THE TRANSACTION AND THE MASTER AGREEMENT.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                         WARNACO INC.
                                         WARNACO INTERNATIONAL INC.
                                         WARNACO U.S. INC.
                                         MYRTLE AVENUE, INC.
                                         GREGORY STREET, INC.
                                         DESIGNER HOLDINGS, LTD.
                                         OUTLET STORES, INC.
                                         JEANSWEAR HOLDINGS, INC.
                                         CALVIN KLEIN JEANSWEAR COMPANY
                                         CKJ HOLDINGS INC.





                                         By
                                                Title: